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Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

The undersigned, the Chief Financial Officer of TransMontaigne Inc., a Delaware corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Form 10-Q of the Company for the fiscal quarter ended September 30, 2004, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ RANDALL J. LARSON Randall J. Larson Chief Financial Officer and Chief Accounting Officer November 9, 2004

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  Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)